Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report of Thayer Ventures Acquisition Corporation (the “Company”) on Form 10-K/A for the period from July 31, 2020 (inception) through December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark E. Farrell, Co-Chief Executive Officer, Co-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2021	/S/ MARK E. FARRELL
	Name:	Mark E. Farrell
	Title:	Co-Chief Executive Officer, Co-President and Chief Financial Officer
(Co-Principal Executive Officer and Principal Financial and Accounting Officer)